                                                                   Exhibit 10.21

                    FIRST AMENDMENT TO OFFICE LEASE AGREEMENT

      THIS FIRST AMENDMENT TO OFFICE LEASE AGREEMENT (this "First Amendment") is made and entered into effective as of January 8, 2001, by and between TR Lookout Partners, Ltd. ("Landlord") and telecom technologies, inc. ("Tenant").

                                    RECITALS

      WHEREAS, Landlord and Tenant entered into that certain Office Lease Agreement dated as of November 14, 2000 (the "Lease"), with respect to certain Premises defined therein and commonly known as Suite 3000, 1301 E. Lookout Drive, Richardson, Texas, which Lease is incorporated herein by reference; and

      WHEREAS, Landlord and Tenant desire to amend the Lease to increase the size of the premises, the rental and the tenant improvement allowance.

      NOW, THEREFORE, in consideration of the mutual agreements herein set forth and set forth in the Lease, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant have agreed, and do hereby agree, as follows:

      1. All terms used herein and not specifically defined shall have the same meaning herein as is ascribed to them in the Lease.

      2. Notwithstanding anything contained to the contrary in the first paragraph of "RIDER NO. 201" and in EXHIBIT "C-201" to the Lease, the Premises are hereby increased to 119,966 square feet of rentable area by adding the 10,000 square feet of rentable area on the second floor (the Expansion Space) to the First Portion, which increases the First Portion from 91,684 square feet of rentable area to 101,684 square feet of rentable area. This revised First Portion is described on Exhibit "A" to this First Amendment, which is attached hereto and incorporated herein for all purposes.

      3. Basic rental under the Lease, as set forth in Paragraph 1(e), is increased from $14,902,174.00 to $16,896,818.00. ($574,644.00 is attributable to the Basement Area which is 6,841 square feet of rentable area).

      4. The monthly rental installment as set forth in Paragraph 1(f) of the Lease is increased as set forth below:

Time Period                 Rentable Area           Monthly Rental       Annual Rental Rate
                         (except for Basement         Installment         Per Square Foot
                                 Area)                                      (except for
                                                                           Basement Area)

Monthly from
Sept. 1, 2001 through
August 31, 2003                 101,684              $172,077.50              $19.50
                                                 (not $148,986.50)
                                             ($6,841.00 is attributable
                                                  to Basement Area)

Monthly from
Sept. 1, 2003 through
August 31, 2006                 119,966              $201,785.75              $19.50
                                                 (not $178,694.75)
                                             ($6,841.00 is attributable
                                                  to Basement Area)

Monthly from
Sept. 1, 2006 through
August 31, 2008                 119,966              $229,277.96              $22.25
                                                 (not $203,876.96)
                                             ($6,841.00 is attributable
                                                  to Basement Area)

      5. Notwithstanding anything contained to the contrary in Exhibit "C-201" to the Lease, Landlord and Tenant agree the Expansion Space is now part of the First Portion of the Premises, and, as such, is subject to the provisions of Exhibit "C" to the Lease, the WORK LETTER AGREEMENT, specifically including Section 7.

First Amendment to Office Lease Agreement
Page 2 of 2

      6. The additional tenant improvement allowance contained in Section 8 of Exhibit "C" with respect to the First Portion shall be increased as follows:
            September 1, 2001, First Portion From: $522,754.00 To: $586,654.00

      7. Paragraph 1 of RIDER NO. 201 to the Lease, OPTION TO EXPAND, is hereby deleted in its entirety and is of no further force or effect.

      8. The Right of First Refusal Space (the Growth Area) identified in RIDER NO. 301 to the Lease, RIGHT OF FIRST REFUSAL, is hereby decreased from 38,285 square feet of rentable area to 28,285 square feet of rentable area.

      9. Except as herein provided to the contrary, Tenant's lease of the Expansion Space from Landlord pursuant hereto shall be on the same terms and conditions as those specified in the Lease.

      10. The Lease (as amended by this First Amendment) remains in full force and effect and is hereby ratified and affirmed.

      11. Exhibit "A" to this First Amendment replaces and supercedes Exhibit "A" to the Lease.

      12. Prepaid Rent is hereby increased from $148,986.50 to $165,236.50. Tenant has previously paid Prepaid Rent equal to $148,986.50 to Landlord. Additional Prepaid Rent of $16,250.00 shall be payable by Tenant to Landlord contemporaneously with the execution hereof.

      13. The submission of this First Amendment to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect hereto, unless and until Landlord shall execute a copy of this First Amendment and deliver the same to Tenant.

      IN WITNESS WHEREOF, this First Amendment is hereby executed effective as of the day and year first set forth above.


                                LANDLORD:

                                TR Lookout Partners, Ltd.
                                  a Texas limited partnership

                                By: Thompson Realty Investment Corporation,
                                      a Texas Corporation


                                      By: /s/ W.T. Field
                                          --------------------------------------
                                          W.T. Field, President


                                TENANT:

                                telecom technologies, inc.


                                By: /s/ Anousheh Ansari
                                    -------------------------------
                                    Anousheh Ansari